Exhibit 10.22

      CONFIDENTIAL TREATMENT HAS BEEN REQUEST FOR PORTIONS OF THIS DOCUMENT
                             MARKED WITH ASTERISKS.

                        TRANSPORTATION SERVICE AGREEMENT

      THIS AGREEMENT, made and entered into this first day of August, 2001 by and between FMI EXPRESS CORP., a New Jersey Corporation, FMI TRUCKING INC., a New Jersey Corporation, having its principal offices at 800 Federal Blvd., Carteret, N.J. (hereinafter referred to as "Carrier") and JONES APPAREL GROUP USA, INC., a Pennsylvania corporation, having its principal offices at 250 Rittenhouse Circle, Bristol, Pa. 19007 (hereinafter referred to as "SHIPPER").

                                   WITNESSETH:

      WHEREAS, CARRIER possesses the expertise, qualified personnel, facilities, equipment and underlying authority to properly and lawfully transport freight by motor vehicle for hire; has the ability to provide experienced labor to on-load and off-load freight at origin and destination; and;

      WHEREAS, SHIPPER desires to engage the services of CARRIER for transportation of freight as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and mutual benefits to be derived by the Parties from this Agreement and the mutual promises made and exchanged between the Parties, the Parties do hereby covenant and agree as follows;

1.    REPLACEMENT OF PRIOR AGREEMENTS

      This Agreement shall take the place of and entirely supersede any oral or written agreements/arrangements that deal with the same subject matter as referenced herein between SHIPPER and CARRIER except for any rights, obligations and liabilities which by the terms of that Agreement or the law survive its expiration.

2.    TRANSPORTATION SERVICES

      2.05 SHIPPER shall utilize the services of CARRIER on an exclusive basis during the term of this Agreement for the points of service as defined in Schedule A unless CARRIER is unable to perform the services required at that time.

      2.10 CARRIER will transport commodities between points and places in the United States and perform such other related services as are designated by SHIPPER and defined in Exhibit A ("Transportation Services"). SHIPPER reserves the right to add or delete locations by notice amending Exhibit A as its transportation needs requires.

      2.20 In the performance of the Transportation Services, CARRIER is solely and exclusively a "contract carrier" as such term is defined by law and customarily used in the transportation industry. CARRIER represents that it is not dealing with SHIPPER as a broker or common carrier but only as a contract carrier.

      CONFIDENTIAL TREATMENT HAS BEEN REQUEST FOR PORTIONS OF THIS DOCUMENT
                             MARKED WITH ASTERISKS.

      2.30 CARRIER agrees that time is of the essence in its performance of the Transportation Services to be provided hereunder, and that it will faithfully adhere to all applicable schedules and delivery intervals agreed to by the parties and other reasonable instructions related to the Transportation Services which may be communicated to CARRIER by SHIPPER in writing from time to time.

3.    TERM

      This Agreement shall become effective as of August 1, *** and shall continue in full force and effect for a period of *** months. After the first year, the Agreement shall continue force until terminated by either SHIPPER or CARRIER by giving *** days notification of termination prior to the termination date.

4.    COMPENSATION

      4.10 A description of; and requirements applicable to, the Transportation Services to be provided hereunder are defined on Exhibit B attached hereto. Rates and charges or Transportation Services hereunder are set forth on Exhibit A attached hereto.

      4.20 Rates may be established and amended verbally by agreement between the parties in order to meet specific time requirements and such agreed upon rates shall be deemed in writing,, and supplement this Agreement if SHIPPER sends via facsimile a signed copy of the applicable rates and charges to CARRIER and CARRIER returns a signed copy set via facsimile of same to SHIPPER. The parties understand that the verbally agreed upon rate, evidenced by the signed copy sent via facsimile of the applicable rates, will be the "writing" adopted by reference herein, and that rate shall prevail in the event of any disagreement as to the actual controlling rate.

      4.30 Effective on the yearly anniversary date of this agreement, a minimum cost of living increase of *** shall be assessed on the rates and charges in schedule B attached hereto.

5.    PAYMENT

      5.10 CARRIER shall furnish a single invoice containing all charges applicable to subject for each bill of lading transaction. Payment will be made by SHIPPER within fifteen (15) days from receipt of a complete, accurate legible invoice.

6.    WEIGHT

      The maximum weight per loaded trailer shall not exceed the limitations imposed by the States from, to or through which the vehicle moves.

      CONFIDENTIAL TREATMENT HAS BEEN REQUEST FOR PORTIONS OF THIS DOCUMENT
                             MARKED WITH ASTERISKS.

7.    LAWS

      CARRIER, it subcontractors and agents, shall at all times in the performances of the Transportation Services hereunder, conform to all requirements of applicable Federal, State and Local laws, ordinances and regulations.

8.    INDEMNIFICATION

      8.10 Except as otherwise provided in this Agreement, CARRIER shall liable for confirmed shortages and damages, while in CARRIER's possession, as indicated in paragraph 8.15 and 8.20 of this Agreement.

      8.15 INBOUND: SHIPPER shall be reimbursed by CARRIER for loss of merchandise at first cost plus duty and freight with a maximum of *** per occurrence.

      8.20 OUTBOUND: SHIPPER shall be reimbursed by CARRIER for loss of merchandise at *** of the SHIPPER's invoice amount, based on the average price of items on the SHIPPER's invoice, subject to a maximum per occurrence of ***.

9.    INSURANCE

      9.10 CARRIER shall provide and keep in effect during the period of this Agreement insurance with an insurer acceptable to SHIPPER to cover cargo, trailers, equipment furnished or Transportation Services performed, by CARRIER, its subcontractors, and agents, in minimum coverage limits as follows:

      (a) Statutory workers compensation and employers liability with limits of $500,000.

      (b) Commercial General liability, including coverage for personal injury, with a combined singled limit for bodily injury, property damage and personal injury of $1,000,000 per occurrence, including SHIPPER as additional insured.

      (c) Business automobile liability insurance (covering owned, hired and all classes of non-owned vehicles) with a combined single limit of $1,000,000 including SHIPPER as additional insured.

      (d) Cargo liability covering Shipper's cargo, including trailers, with limits of $500,000 per trailer and designating SHIPPER as sole loss payee as respects damage to SHIPPER's property.

      9.20 CARRIER shall issue a certificate of insurance (at time of the Carrier's insurance renewal) to SHIPPER, Attention: Risk Management Department evidencing the coverage's as indicated above and sent to SHIPPER's designee before starting movement. All coverage in (b), (c) and (d) above shall be primary to any coverage of SHIPPER.

      CONFIDENTIAL TREATMENT HAS BEEN REQUEST FOR PORTIONS OF THIS DOCUMENT
                             MARKED WITH ASTERISKS.

      9.30 Neither failure of CARRIER to comply with any or all of the insurance provisions of the Agreement, nor the failure to secure endorsements on the policies as may be necessary to carry out the terms and provisions of the Agreement, shall be construed to limit or relieve CARRIER from any of its obligations under the Agreement, including the INSURANCE Article.

10.   FORCE MAJEURE

      Neither Party will be liable for delays and/or defaults in its performance or commitments under this Agreement when the effected Party is unable to comply by reason of acts of God, public enemy, fire or explosion, flood, earthquakes, accidents, civil commotion, closing of public highways, governmental interference or regulations or other contingencies, similar or dissimilar to the foregoing, which are beyond the reasonable control of the effected party (other than the lack or inability to provide funds) or labor disputes (whether or not within the reasonable control of the affected party), provided however, that the affected party must use due diligence in seeking to cure such cause and in resuming performance.

11.   NOTICES

      Any notice given in writing under this Agreement shall be considered as having been given by either Party to the other Party upon the receipt by the other Party by first class United States mail at the below, appropriate address.

      Notices to CARRIER shall be forwarded to:

            FMI TRUCKING INC.
            FMI EXPRESS CORP.
            800 FEDERAL BLVD.
            CARTERET, NJ 07008
              Telephone: (908) 750-9000
              Facsimile: (908) 750-4338

      Notices to SHIPPER shall be forwarded to:

            JONES APPAREL GROUP USA, INC.
            250 RITTENHOUSE CIRCLE
            BRISTOL, PA. 19007
              Telephone: (215) 781-5432
              Facsimile: (215) 785-4619

12.   APPLICABLE LAW

      The laws of the State of New Jersey shall govern the construction of this Agreement.

      CONFIDENTIAL TREATMENT HAS BEEN REQUEST FOR PORTIONS OF THIS DOCUMENT
                             MARKED WITH ASTERISKS.

13.   DEFAULT

      13.10 In the event either Party to this Agreement shall default in the performance of any obligations specified, the non-defaulting Party shall notify the other Party in writing, and if such default is not remedied with reasonable promptness, then the non-defaulting party shall have the right to terminate this Agreement immediately. Termination under this Article, or under any other Article of this Agreement, shall not relieve or release either Party from any liability which accrued prior to the date of such termination. Upon termination for default, the non-defaulting party shall be entitled to avail itself of any rights or remedies provided herein or at law or in equity, the same being cumulative and non-exclusive.

14.   WAIVER

      Failure of either Party, in any or more than one instance, to insist upon the performance of any of the terms, covenants, or conditions of the Agreement or to exercise any right or privilege herein, or the waiver by either Party of any breach of any of the terms, covenants, or conditions of this Agreement shall not be construed as thereafter waiving any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect the same as if no such forbearance or waiver had occurred.

15.   TAXES

      CARRIER agrees to pay and assume all taxes, licenses, fees, and other assessments which may be levied upon the equipment furnished by CARRIER, its subcontractors, and/or agents hereunder except for equipment supplied by SHIPPER.

16.   ASSIGNMENTS

      The rights and obligations in this Agreement are personal to each Party to this Agreement, and shall not be assignable or otherwise transferable by either Party, in whole or in part, without the written consent of the other Party.

17.   SEVERABILITY

      In the event that any Article of this Agreement shall be found to be void or unenforceable, such findings shall not be construed to render any other Article of this Agreement either void or unenforceable, and all other Articles shall remain in full force and effect unless the Article(s) which is/are invalid or unenforceable shall substantially affect the rights or obligations granted to or undertaken by either Party.

18.   HEADINGS

      All headings of the Articles of the Agreement are inserted for convenience only and shall not affect any construction or interpretation of this Agreement.

      CONFIDENTIAL TREATMENT HAS BEEN REQUEST FOR PORTIONS OF THIS DOCUMENT
                             MARKED WITH ASTERISKS.

19.   ENTIRETY

      THIS AGREEMENT together with the attachments and Exhibits specifically referenced and attached hereto embodies the entire understanding between SHIPPER and CARRIER and there are no agreements, understandings, conditions, or representations, oral or written, with reference to the subject matter hereof which are not merged herein. Except as otherwise specifically stated, no modification hereto shall be of any force or effect unless (1) reduced in writing and signed by both Parties hereto, and (2) expressly referred to as being modifications of this Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

SHIPPER                                   CARRIER

By:    /s/ ***                            By:    /s/ MICHAEL DESAYE
       -----------------------------             -------------------------------
Title: ***                                Title: EXECUTIVE VICE PRESIDENT
       -----------------------------             -------------------------------
Date:  7/27/01                            Date:  JULY 23, 2001
       -----------------------------             -------------------------------

      CONFIDENTIAL TREATMENT HAS BEEN REQUEST FOR PORTIONS OF THIS DOCUMENT
                             MARKED WITH ASTERISKS.

                             MODIFICATION AGREEMENT

      THIS MODIFICATION AGREEMENT ("Modification") is made and entered into this 1ST day of FEBRUARY, 2006 by and between FMI International LLC ("FMI" or "Carrier"), a Delaware limited liability company, formerly known as FMI Express Corp. and FMI Trucking Inc., having its principal offices at 800 Federal Blvd., Carteret, NJ 07008 and Jones Apparel Group USA, Inc. ("Jones" or "Shipper"), a Pennsylvania corporation, having its principal offices at 250 Rittenhouse Circle, Bristol, PA 19007 (collectively, the "Parties").

                                    RECITALS

      WHEREAS, the Parties have entered into that certain Transportation Service Agreement ("Agreement") dated August 1, 2001, referred to as if set forth at length herein; and,

      WHEREAS, the Parties re-affirm the binding nature of the Agreement; and,

      WHEREAS, the Parties wish to modify certain terms and/or conditions of the Agreement, as described below.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.    TERM:

      This Modification shall become effective as of February 1, 2006 and shall continue in full force and effect for a period of *** months through *** (the "Termination Date"). After the first *** months, the Modification shall continue in force until terminated by either Shipper or Carrier by giving *** days written notification of termination prior to the Termination Date.

      CONFIDENTIAL TREATMENT HAS BEEN REQUEST FOR PORTIONS OF THIS DOCUMENT
                             MARKED WITH ASTERISKS.

2.    COMPENSATION:

      Rates and charges for Transportation Services hereunder are set forth on Exhibit `A', attached hereto.

      All other terms and conditions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the Parties have caused this Modification to be executed by their duly authorized representatives.

                                         JONES APPAREL GROUP USA, INC.


                                         By: /s/ ***
                                             -----------------------------------
                                             Name:  ***
                                             Title: *** - Jan 31, 2006


                                         FMI INTERNATIONAL LLC


                                         By: /s/ MICHAEL DESAYE
                                             -----------------------------------
                                             Michael DeSaye
                                             Chief Logistics Officer

      CONFIDENTIAL TREATMENT HAS BEEN REQUEST FOR PORTIONS OF THIS DOCUMENT
                             MARKED WITH ASTERISKS.

                                   EXHIBIT `A'

                                RATES AND CHARGES

                                  see attached

      CONFIDENTIAL TREATMENT HAS BEEN REQUEST FOR PORTIONS OF THIS DOCUMENT
                             MARKED WITH ASTERISKS.

----------------------------------------------------------------------------------------------------------------------
FMI TRUCKING INC. (MC-243372)                                         1/17/2006           TARIFF #           003
                                                                  ----------------------------------------------------
FMI EXPRESS CORP. (MC-278051)                                        11TH Revised                             84
----------------------------------------------------------------------------------------------------------------------
                                            SPECIFIC ACCOUNT TRUCK RATES
----------------------------------------------------------------------------------------------------------------------
TN2,TN2                                                                           JONES APPAREL GROUP
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PIER DRAYAGE
----------------------------------------------------------------------------------------------------------------------
         COMMODITY            FROM:                         TO:                             BASIS           RATES
----------------------------------------------------------------------------------------------------------------------
WEARING APPAREL               ***                           ***                       ***                ***
----------------------------------------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
               LOOSE FREIGHT  ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TRANSLOAD
----------------------------------------------------------------------------------------------------------------------

         COMMODITY                        TYPE                      LOCATION                BASIS           RATES
----------------------------------------------------------------------------------------------------------------------
WEARING APPAREL               ***                           ***                       ***                ***
----------------------------------------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
AIR FREIGHT
----------------------------------------------------------------------------------------------------------------------
         COMMODITY            FROM:                         TO:                             BASIS           RATES
----------------------------------------------------------------------------------------------------------------------
WEARING APPAREL               ***                           ***                       ***                ***
----------------------------------------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LINEHAUL
----------------------------------------------------------------------------------------------------------------------

       COMMODITY              TYPE       FROM:               TO:                         BASIS            RATES
----------------------------------------------------------------------------------------------------------------------
WEARING APPAREL           ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------

NOTE: ALL TRUCKING RATES SUBJECT TO APPLICABLE FUEL SURCHARGE FEE
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

See last page of tariff for explanation of reference marks not explained on this page
                                                     Issued By:
                                                  FMI INTERNATIONAL
                                       800 Federal Blvd., Carteret, N.J. 07006
The provisions published herein will, if effective, not result in an effect on the quality of the human environment.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

      CONFIDENTIAL TREATMENT HAS BEEN REQUEST FOR PORTIONS OF THIS DOCUMENT
                             MARKED WITH ASTERISKS.

----------------------------------------------------------------------------------------------------------------------
FMI TRUCKING INC. (MC-243372)                                         1/17/2006           TARIFF #           003
                                                                  ----------------------------------------------------
FMI EXPRESS CORP. (MC-278051)                                        11TH Revised                             84
----------------------------------------------------------------------------------------------------------------------
                                            SPECIFIC ACCOUNT TRUCK RATES
----------------------------------------------------------------------------------------------------------------------
ACCOUNT: EL PASO/SOCORRO, TX                                                      JONES APPAREL GROUP
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PIER DRAYAGE
----------------------------------------------------------------------------------------------------------------------
         COMMODITY            FROM:                         TO:                             BASIS           RATES
----------------------------------------------------------------------------------------------------------------------
WEARING APPAREL               ***                           ***                       ***                ***
----------------------------------------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
               LOOSE FREIGHT  ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TRANSLOAD
----------------------------------------------------------------------------------------------------------------------

         COMMODITY                        TYPE                      LOCATION                BASIS           RATES
----------------------------------------------------------------------------------------------------------------------
WEARING APPAREL               ***                           ***                       ***                ***
----------------------------------------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
AIR FREIGHT
----------------------------------------------------------------------------------------------------------------------
         COMMODITY            FROM:                         TO:                             BASIS           RATES
----------------------------------------------------------------------------------------------------------------------
WEARING APPAREL               ***                           ***                       ***                ***
----------------------------------------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------
                              ***                           ***                       ***                ***
                              ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LINEHAUL
----------------------------------------------------------------------------------------------------------------------

       COMMODITY              TYPE       FROM:               TO:                         BASIS            RATES
----------------------------------------------------------------------------------------------------------------------
WEARING APPAREL           ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------
                          ***            ***                 ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------

NOTE:  ALL TRUCKING RATES SUBJECT TO APPLICABLE FUEL SURCHARGE FEE
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

See last page of tariff for explanation of reference marks not explained on this page
                                                     Issued By:
                                                  FMI INTERNATIONAL
                                       800 Federal Blvd., Carteret, N.J. 07006
The provisions published herein will, if effective, not result in an effect on the quality of the human environment.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------